UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐☐☐	Definitive Additional Materials
☐☐☐	Soliciting Material Pursuant to §240.14a-12

WindTamer Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OF WINDTAMER CORPORATION

To All WindTamer Corporation Shareholders:

The Annual Meeting of Shareholders of WindTamer Corporation (“WindTamer” or the “Company”) will be held at the Valley Oak Event Center at the Quality Inn, 4242 Lakeville Road, Geneseo, New York 14454 on Wednesday, April 28, 2010, at 10:30 A.M., for the following purposes:

1.	To elect five (5) persons to the Board of Directors of the Company, and designate the class of each such director;

2.	To consider and approve the WindTamer Corporation Amended and Restated 2008 Equity Incentive Plan to, among other things, increase the number of shares authorized for issuance from 8,000,000 to 16,000,000;

3.	To ratify the appointment of EFP Rotenberg LLP as the Company’s independent registered public accounting firm; and

4.	To transact such other business as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

The Board of Directors recommends that you vote FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3, each of which is discussed in detail in the proxy statement appearing on the following pages.

Shareholders of record as of the close of business on March 5, 2010, are entitled to notice of and to vote at the meeting and at any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 28, 2010. We are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each shareholder of record. The Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2009 (the “Annual Report”), the proxy statement, along with any amendments to the foregoing materials that are required to be furnished to shareholders, and proxy card are available online at www.windtamerturbines.com/2010annualmeeting. Instructions on how to access and review the proxy materials on the Internet can also be found in the proxy statement sent to shareholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to shareholders who hold their shares in street name. The Notice includes instructions for shareholders who hold their shares in street name on how to access the proxy card to vote.

Submitting your proxy card or voting online, or by telephone, if available, will not prevent you from attending or voting your shares at the meeting. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting of Shareholders. For specific instructions on how to vote your shares, see the proxy card or the Notice sent to you.

March 16, 2010	By Order of the Board of Directors,

/s/ Gerald E. Brock
Gerald E. Brock,
Chief Executive Officer, Chief Financial Officer and Chairman

A form of proxy and a return envelope are enclosed for the use of shareholders. Your vote is important.  It is requested that you read this proxy statement and fill in, date and sign the enclosed proxy and return it in the enclosed envelope whether or not you plan to attend the meeting on April 28, 2010.

This notice of Annual Meeting, proxy statement and form of proxy are being distributed and made available on or about March 19, 2010.

WINDTAMER CORPORATION
PROXY STATEMENT

WINDTAMER CORPORATION
156 Court Street, Suite # 7
Geneseo, New York 14454

PROXY STATEMENT
For The Annual Meeting Of Shareholders
To Be Held April 28, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WindTamer Corporation, a corporation organized under the laws of the State of New York (the “Company” or “WindTamer”), for use at the Annual Meeting of Shareholders of the Company to be held at the Valley Oak Event Center at the Quality Inn, 4242 Lakeville Road, Geneseo, New York 14454 on Wednesday, April 28, 2010, at 10:30 A.M together with any and all adjournments thereof. This Proxy Statement, WindTamer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the Securities Exchange Commission (the “SEC”) on March 11, 2010, and the enclosed proxy will first be sent or given to shareholders on or about March 19, 2010. You may also obtain a copy of the Company’s Annual Report on Form 10-K without charge upon written request submitted to WindTamer Corporation, c/o Amy Brock, Corporate Secretary, 156 Court Street, Suite # 7, Geneseo, New York 14454 or without charge at the SEC’s Internet site (http://www.sec.gov).

SOLICITATION AND VOTING

The close of business on March 5, 2010, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and at any adjournment of the meeting. Each shareholder shall be entitled to one vote for each share held of record in his or her name on that date. The Company had outstanding on the record date 115,457,848 shares of common stock, $.0001 par value per share, being the only class of stock of the Company issued and outstanding and entitled to vote at the meeting.

The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company, which has designated the nominees for directors and proposals listed below. A shareholder giving such proxy has the right to revoke it at the meeting or at any time prior thereto. A shareholder may revoke such proxy by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. All shares represented by proxies in the form enclosed with this Proxy Statement will be voted at the meeting and at any adjournments of the meeting in accordance with the terms of such proxies, provided such proxies appear to be valid and to have been executed by shareholders of record entitled to vote at the meeting and have not previously been revoked.  If you sign and return your proxy card but do not give any voting instructions on your proxy card, all of the shares held of record by the persons named in the proxy will be voted by following the Board’s recommendations.  If any other business properly comes before the meeting, the proxy holders will vote on those matters in a manner they consider appropriate.

As of the date of this Proxy Statement, the Board of Directors does not know of any matters not specifically referred to in this Proxy Statement which may come before the meeting. The deadline under Company’s By-laws for shareholders to notify the Company of any proposals to be presented at the Annual Meeting has passed. If any other business should properly come before the Annual Meeting, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote all of the shares held of record by the persons named in such proxies as they shall decide.

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxy. The By-laws of the Company provide that a majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy at the meeting, constitutes a quorum. Directors will be elected at the Annual Meeting by a plurality of the votes cast. Accordingly, the nominees receiving the five (5) highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve Proposal Nos. 2 and 3 and any other matter submitted to a vote of the shareholders, except in the case where the vote of a greater number of shares is required by law or under the Certificate of Incorporation or By-laws.

Abstentions may not be specified on the proposal relating to the election of directors. Shares which abstain from voting on any other matter which is properly presented shall be included for purposes of determining the presence of a quorum, but shall be excluded in tabulating votes cast for or against any proposal to which the abstention pertains.

Votes that are withheld with respect to any proposal will be excluded entirely from the vote taken for the proposal and will not be counted as present for purposes of the vote on such matter.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum.

All costs of preparing, assembling and mailing this Proxy Statement and the enclosed proxy material, and any additional material which may hereafter be sent in connection with the solicitation and collection of the enclosed proxy, will be paid by the Company and no part will be paid directly or indirectly by any other person. Solicitation of proxies may be made by personal interview, mail, telephone, telecopier or other electronic means by officers and regular employees of the Company but no additional compensation will be paid to them for the time so employed.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 28, 2010.  This proxy statement and our Annual Report is available via the Internet at  www.windtamerturbines.com/2010annualmeeting.

PROPOSAL 1—ELECTION OF DIRECTORS

The size of the Board of Directors is set at 7 directors. As of March 5, 2010, the Board of Directors has no vacancies. Our Restated Certificate of Incorporation provides for division of the Board into three classes (Class I, Class II and Class III) of as nearly equal number of directors as possible.  The director positions were initially classified in 2009 with terms as follows: that of the first class (Class I) shall expire at the 2010 annual meeting of shareholders; the second class (Class II) at the 2011 annual meeting; and, the third class (Class III) at the 2012 annual meeting.  Directors to replace those whose terms expire at such annual meeting shall be elected for three year terms.

Since our 2009 Annual Meeting, the Board has increased its size from four directors to seven directors and appointed three new persons to fill those vacancies:  William A. Schmitz, Steven DiNunzio and John P. Blake.  Those persons are nominated to fill classified positions at the Annual Meeting as further described below.   Two of our incumbent directors, Eugene R. Henn and Anthony C. Romano, Jr., whose terms as Class I directors are expiring at the Annual Meeting, are not seeking re-election to the Board.  Consequently, on the recommendation of our Chairman, the Board has nominated two new directors to fill those positions, Pierre Leignadier and Dov Schwell, as further described below.  Two of our other incumbent directors, Gerald Brock and George Naselaris, are not up for election this year and are continuing in their respective current terms.

The Board of Directors has nominated the five persons listed below to be elected to the Board of Directors at the Annual Meeting to the class indicated below.  The proxies given for the Annual Meeting may not be voted for more than five directors.  If elected, the Class I nominees will hold office until the 2013 annual meeting, the Class II nominee will hold office until the 2011 annual meeting and the Class III nominee will hold office until the 2012 annual meeting, or until each of his successors has been duly elected and qualified, or until the director’s earlier death, resignation or removal.  If any nominee becomes unavailable for any reason, shares represented by the proxies designated as such in the enclosed Proxy Card will be voted for such person or persons, if any, as may be designated by the Board of Directors. At present, it is not anticipated that any nominee will be unable to serve. Directors will be elected by a plurality of the votes cast for each director at the Annual Meeting.

Nominees

The following biographies set forth certain information with respect to the nominees for election as directors of the Company, none of whom is related to any other nominee or executive officer. Steven DiNunzio, a Class I nominee, and each of the Class II and Class III nominees currently serve on the Board of Directors.

Class I Nominees — Three-Year Term Expiring in the Year 2013

Steven DiNunzio, age 42 is a director of the Company, elected on December 30, 2009.  Mr. DiNunzio is currently CFO of Diamond Notch Asset Management, LLC, a multi-strategy investment advisor with approximately $430 million of assets under management.   His responsibilities at Diamond Notch include accounting and financial management and reporting, middle and back office operations and managing service provider relationships, for administration, audit, tax and most prime broker relationships for the Diamond Notch Funds.  Prior to joining Diamond Notch Asset Management, from 2002 to 2007, Mr. DiNunzio held several positions in the Fund Derivatives Department at BNP Paribas and Zurich Capital Markets, most recently as Director and Head of Fund Derivatives Operations for BNP Paribas in New York.  Prior to that, Mr. DiNunzio was a Director at Dune Partners, Ltd., a London based hedge fund where his responsibilities included directing operations, compliance and finance.  Mr. DiNunzio has also held various positions at Swiss Bank/UBS in the Foreign Exchange, Middle Office and Program Management groups.  Mr. DiNunzio holds a Bachelors of Business Administration from Pace University and is a CFA Charter holder.

Pierre Leignadier, age 40, is a nominee for election as a director of the Company.  Mr. Leignadier has over 16 years of financial industry experience, and is currently the President of OmniMarkets, LLC, a company he founded in 2004 to provide consulting services to the financial industry.  OmniMarkets specializes in trading, analytics and risk management solutions, building on Mr. Leignadier’s experience as a trader and as a developer.  Recently, Mr. Leignadier was also the Head of the Risk Management and Valuation Practice for Investance Americas (2008) and formed and headed the Securitized Credit Analytics team of Calyon Americas (2007).  Prior to founding OmniMarkets, Mr. Leignadier had been the head of Scandinavian Interest Rate Derivatives for Svenska Handelsbanken (in London and Stockholm) and completed several trading-related functions for Banque Indosuez in Stockholm and Paris.  Mr. Leignadier holds a Master of Philosophy in Quantitative Finance (DEA Ecole Normale Superieure 1994) and a Master in Engineering, Biology and Mathematics from Agro ParisTech (Institut National Agronomique Paris-Grignon, 1991).

Dov Schwell, age 42, is a nominee for election as a director of the Company.  Mr. Schwell has served as a practicing attorney since 1991, with his practice focusing on mergers and acquisitions, securities law and general corporate law. Since September 2004, he has served as the Chief Executive Officer of Outside Counsel Solutions, Inc., a legal outsourcing company with offices in New York, New York and Jerusalem, Israel. From December 2007 through October 2008 he served as Senior Vice President – Legal of IDT Corporation (NYSE: IDT). Prior to September 2004, he served as a partner at the New York Office of McDermott, Will & Emery. Mr. Schwell received a B.A. in Computer Science from Yeshiva University in 1988 and a J.D. from Columbia Law School in 1991.

Class II Nominee — One-Year Term Expiring in the Year 2011

William A. Schmitz, age 47, has served as President and as a director of the Company since November 15, 2009.  On April 15, 2010, Mr. Schmitz's employment agreement provides that unless the Board of Directors unanimously votes otherwise prior to such date, he will be named Chief Executive Officer of the Company and replace Mr. Brock in such position.  Prior to joining WindTamer, Mr. Schmitz was Chief Operating Officer of Ultralife Corp. (formerly known as Ultralife Batteries Inc.,) since 2002. Mr. Schmitz joined Ultralife in December 1999 and until his appointment as its COO held several positions including its Vice President of Manufacturing, its Vice President and General Manager of Primary Batteries, and its Chief Operating Officer of Primary Batteries. Prior to joining Ultralife, Mr. Schmitz served for Bausch & Lomb from 1985 to 1999 in several positions, most recently as Director of New Product Development in the Eyewear Division from 1995 to 1999. Mr. Schmitz has an M.S. in Operations Management from the University of Rochester and a B.S. in Mechanical Engineering from the Rochester Institute of Technology.

Class III Nominee  — Two-Year Term Expiring in the Year 2012

John P. Blake, age 49, is a director of the Company, elected on February 9, 2010.  From 2007 until February 2010, Mr. Blake served as the Executive Deputy Secretary of the Department of Community and Economic Development of the Commonwealth of Pennsylvania ("DCED") where he was responsible for daily administration and operational oversight of the department. From 2003 to 2007, he oversaw the Northeast Region, for the Office of the Governor of the Commonwealth of Pennsylvania.  Mr. Blake resigned from his position at the DCED in February 2010 to run for election of the Senate in the Commonwealth of Pennsylvania, and Mr. Blake is currently campaigning for such position. Mr. Blake also worked as vice president and senior development advisor for PNC Bank's northeast and central Pennsylvania markets.  Mr. Blake has a B.A. in Sociology from Villanova University and holds a M.S. from Marywood College and a M.B.A. from the University of Scranton.

If a quorum is present, the Company's By-laws provide that Directors are elected by a plurality of the votes cast by the shares entitled to vote. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality of the votes cast by the shares entitled to vote exists with respect to a given nominee.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE FIVE (5) NOMINEES NAMED ABOVE TO THE CLASS INDICATED.

Information Regarding Directors who are not Nominees for Election and are Continuing in Office

Class II Director — Two-Year Term Expiring in the Year 2011

George Naselaris, age 69, is a director of the Company, elected in November 2008.  For more than 40 years, Mr. Naselaris has been the owner of the Duchess Restaurant in Penfield, New York, a full service family restaurant.

Class III Director — Three-Year Term Expiring in the Year 2012

Gerald E. Brock, age 61, currently serves and has served as our Chief Executive Officer and acting Chief Financial Officer since inception in 2001. Mr. Brock is also Chairman of our Board of Directors and on March 10, 2010 was elected as Vice President of Research and Development.  Mr. Brock will continue to serve as Chief Executive Officer and the Company's principal executive officer and principal accounting officer until April 15, 2010.  Thereafter, he will continue serving an executive role as Chairman of the Board, Vice President of Research and Development and as the Company's acting Chief Financial Officer. Until October 2007, when he left to focus on the Company, Mr. Brock was the sole owner of Brock Acoustical, Inc., a contractor specializing in medical and dental office construction and other commercial construction, for over twenty-five years.

A shareholder using the enclosed form of proxy may authorize the persons named in the proxy to vote for all or any of the above named nominees or may withhold from said persons authority to vote for all or any of such nominees. If, for any reason, any of the nominees named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons, if any, as the Board of Directors may recommend. The Board of Directors has no reason to believe any nominees will be unavailable.

Executive Officers

In addition to Mr. Brock and Mr. Schmitz, who are also directors, the Company’s executive officers are, or will be as of the Annual Meeting, as follows:

Mark Matthews, age 37, is the Vice President of Sales and Marketing of the Company, appointed in December 2009.   Prior to joining WindTamer Mr. Matthews was Vice President of Government and Commercial Sales at Ultralife Corporation (formerly known as Ultralife Batteries Inc.,), where he managed a 15 person direct sales force with over 50 distributors and agents located in six continents. Mr. Matthews joined Ultralife in 2000 and, in addition to Vice President of Government and Commercial Sales has served as Vice President/General Manager of Governmental Products, where he was responsible for all sales and engineering activity in the Government business unit, which accounted for 65% of Ultralife's revenue stream, Director of Sales, Director of Quality and Lead Cell and Battery Designer.  Before this, Mr. Matthews worked for Saft America from 1997 to 2000 as a lithium sulfur dioxide cell designer, and for Eagle Pitcher from 1995 to 1997 as a thermal battery design engineer. Mr. Matthews has a B.S. in Engineering Management and Chemical Engineering from Missouri University of Science and Technology.

Adeeb Saba, age 43, is the Vice President of Operations of the Company, appointed in December 2009.   Prior to joining WindTamer Mr. Saba was Vice President of Manufacturing at Ultralife Corporation (formerly known as Ultralife Batteries Inc.), where he was responsible for all rechargeable, non-rechargeable and communications systems operations. Mr. Saba joined Ultralife in 2003 and, in addition to Vice President of Manufacturing has served as Vice President of Engineering – Government of Defense Group, and Director of Technology.  Before this, Mr. Saba served for Titmus Corporation from 1997 to 2002 as an Engineering Manager for New Product Development and for the Development Group, and for Bausch & Lomb from 1991 to 1996 where he participated in the commercialization of dozens of new Ray-Ban sunglasses.  Mr. Saba has a B.S. in Manufacturing Engineering Technology from Rochester Institute of Technology.

Molly Hedges, age 54, is the Vice President of Finance and Controller of the Company, appointed on March 1, 2010.  On April 15, 2010, Ms. Hedges will assume the duties of the Company's Principal Accounting Officer, at which time the Board has determined that she will become an executive officer of the Company.  Prior joining WindTamer, Ms. Hedges was Vice President of Finance and Controller at Ultralife Corporation (formerly known as Ultralife Batteries Inc.).  She also served at Ultralife as Director of Finance and Vice President - Supply Chain.  Ms. Hedges joined Ultralife in 2000.  Ms. Hedges has a B.S. in Accounting from Ithaca College.

CORPORATE GOVERNANCE

During fiscal 2009, the Board of Directors held 17 meetings and acted by written consent 3 times.  During 2009, each of the incumbent directors attended more than 75% of the total number of meetings of the Board of Directors while such director was a member of the Board of Directors.  It is our policy for each director to attend the Annual Meeting of Shareholders, barring any reasonable conflicts. In 2009, each of the four directors in office at the time attended the Annual Meeting of the Shareholders.  The Compensation Committee met 2 times in 2009 with each member attending more than 75% of the total number of meetings, except for Mr. Naselaris who only attended 50% of the meetings.

Board Leadership Structure

The Board of Directors has chosen to separate the position of Principal Executive Officer from the position of Board Chairman.  Our President, William A. Schmitz, will become Chief Executive Officer on April 15, 2010, and our founder Gerald E. Brock will continue to serve as Chairman of the Board.  The Company believes that this separation of positions is the most appropriate structure for effectively dealing with both management and risk oversight at this stage in our development.  As our company has expanded since the fourth quarter of 2009, we have added three directors and three new executive officers.  Our Board of Directors does not have a lead independent director at this time, but the Board plans to consider adding this position over the coming year.

Director Independence

At this time, we are not subject to the requirements of a national securities exchange or an inter-dealer quotation system with respect to the need to have a majority of our directors as independent. In the absence of such requirements, we have elected to use the definition established by the Nasdaq independence rule which defines an independent director as a person other than an officer or employee of us or our subsidiaries or any other individual having a relationship, which in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The definition further provides that the following relationships are considered bars to independence regardless of the board’s determination: employment by the company; employment of the director or a family member by us or any parent or subsidiary of ours at any time thereof during the past three years, other than family members in non-executive officer positions; $120,000 compensation; employment as an executive officer of another entity where a director of the Company or a family member has served on the compensation committee at any time during the past three years; service by the director who or a family member as a partner, controlling shareholder or executive officer of any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than (i) payments arising solely from investments in the Company's securities or (ii) payments under non-discretionary charitable contribution matching programs; or a director or a family member of the director, being a partner of our outside auditor or having been a partner or employee of our outside auditor who worked on our audit, during the past three years.

Based on the foregoing definition, John P. Blake, Steven DiNunzio, George Naselaris are independent directors, and Pierre Leignadier and Dov Schwell would qualify as independent directors if elected. Gerald Brock and William Schmitz would not be considered independent under the foregoing definition.

Committees

In November 2009 our Board of Directors established a Compensation Committee.  In March 2010, our Board of Directors established a standing Audit Committee and Nominating and Corporate Governance Committee.  Prior to those times the Board of Directors did not have a standing Audit, Nominating or Compensation Committee (or other committees differently designed and performing similar functions). Instead, our entire Board of Directors performed the functions traditionally discharged by those committees. Messrs. Blake, DiNunzio, Leignadier, Naselaris and Schwell satisfy the Nasdaq independence standards for service on such committees.

Audit Committee.  The Audit Committee is currently comprised of Steven DiNunzio (Chairman), John Blake and George Naselaris.  The Audit Committee will review with the independent accountants the results of the audit engagement, approves professional services provided by the accountants including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls.  The responsibilities of the Audit Committee are more fully set forth in the Audit Committee Charter, a copy of which is available without charge at our website, www.windtamerturbines.com.

Our Board of Directors has determined that Steven DiNunzio meets the qualifications as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of SEC Regulation S-K.

Prior to establishment of the Audit Committee on March 10, 2010, the Board provided oversight of the Company’s accounting and financial reporting functions and internal controls, retaining the Company’s independent registered public accountants, reviewing their independence, reviewing and pre-approving any non-audit services that they may perform, reviewing the adequacy of accounting and financial controls, reviewing the Company’s critical accounting policies and reviewing and approving any related party transactions.

Compensation Committee. The Compensation Committee is currently comprised of Eugene R. Henn (Chairman), George Naselaris, and Anthony C. Romano, Jr.  The responsibilities of the Compensation Committee are to oversee the compensation structure of the officers of the Company as well as authorization of granting of equity instruments to employees, directors and consultants. The responsibilities of the Compensation Committee are more fully set forth in the Compensation Committee Charter, a copy of which is available without charge at our website, www.windtamerturbines.com.

The Compensation Committee has broad authority to review management's performance, assess market competition and set guidelines for compensation of our directors and executive officers. The committee does not delegate its authority regarding compensation but does periodically seek input from our President and Chief Executive Officer. The committee has not to date sought advice of outside compensation consultants as to the amount or form of management compensation.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is currently comprised of John Blake (Chairman) and George Naselaris.  This committee’s responsibility will be to assist the Board of Directors in identifying individuals qualified to become directors, and to recommend to the Board of Directors nominees for each Annual Meeting of Shareholders; and recommending to the Board of Directors director nominees for each committee. The committee will also advise the Board on matters of corporate governance, including making suggestions for policies and procedures in connection therewith. The responsibilities of the Nominating and Corporate Governance Committee are more fully set forth in the Nominating and Corporate Governance Committee Charter, a copy of which is available without charge at our website, www.windtamerturbines.com.

In connection with this Annual Meeting, our full Board of Directors identified and nominated individuals qualified to become Board members.  The Board of Directors believes that persons nominated to serve as a director should possess certain minimum qualifications including integrity, absence of conflicts of interest, demonstrated achievement in one or more fields, management or policy-making experience, business understanding and available time. These are only threshold criteria, however, and the Board of Directors may also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based on the totality of the candidate’s credentials, experience and expertise, the composition of the board at the time, and other relevant circumstances. The Board of Directors may also approve the candidacy of a nominee who does not satisfy all of these requirements if it believes the service of such nominee is in the best interests of the Company. Generally, the Board of Directors will first consider current Board members because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. Before nominating a sitting director for re-election at the Annual Meeting, however, the Board of Directors will consider the director’s performance on the Board. While the Board does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Board seeks a diverse and appropriate balance of members who have the experiences, qualifications, attributes or skills that are necessary to oversee a publicly traded, development stage, growth oriented organization that operates in the energy field when considering the overall composition of the Board.  In addition, the Board seeks directors with experience in a variety of professional disciplines and business ventures that can provide diverse perspectives on the Company's operations. The Committee evaluates the types of backgrounds that are needed to strengthen and balance the Board based on the foregoing factors and will nominate candidates to fill vacancies accordingly.

When seeking candidates for director, the Board of Directors may solicit suggestions from management or others. After conducting an initial evaluation and considering the candidate suitable, the Board of Directors will interview the candidate and will ask the candidate to meet with other directors and management.

The Board of Directors will consider director candidates recommended by shareholders who comply with the timing, procedures and information requirements of Section 1.15 of the Company’s By-laws, the text of which is set forth in Appendix A to this Proxy Statement. Shareholder nominees that meet the criteria outlined above will receive the same consideration that the Board of Directors’ nominees receive.

The Company has not adopted policies on ethical behavior, or a Code of Ethics, because until recently the Company had few employees and all of the executive officer positions were held by one person, Gerald E. Brock.  The Board of Directors plans to adopt a Code of Ethics during the 2010 calendar year.

Communications With Directors

Shareholders who wish to communicate with the Board or Directors or any individual director can write to:

WindTamer Corporation
Board Administration
156 Court Street, Suite # 7
Geneseo, New York 14454
Attention: Secretary

The letter should indicate that the sender is a shareholder. Depending on the subject matter, management will:

•	forward the letter to the director or directors to whom it is addressed;

•	attempt to handle the matter directly (as where information about the Company or its stock is requested); or

•	not forward the letter if it is primarily commercial in nature or relates to an improper or irrelevant topic.

A summary of all communications that were received since the last meeting and which were not forwarded to the Board of Directors when received will be presented at each Board meeting along with any specific communication requested by a director.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock by each beneficial owner known by the Company to own more than 5% of the common stock, each current director, each nominee for director, each person who is a named executive officer in the Summary Compensation Table, below, and all current directors, nominees for director and current executive officers of the Company as a group, as of March 5, 2010, including shares with underlying options which can be exercised within 60 days.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Named Executive Officers, Directors and Nominees
Gerald E. Brock (2)(3)	50,290,000	43.3%
John P. Blake	-	0%
Steven DiNunzio(4)	16,667	*	%
Eugene R. Henn	384,000	*	%
Pierre Leignadier(5)	113,000	*	%
George Naselaris	200,000	*	%
Anthony C. Romano, Jr.	400,000	*	%
William A. Schmitz	125,000	*	%
Dov Schwell(6)	10,000	*	%
Adeeb Saba	25,000	*	%
John Schwartz(7)	1,000,000	*	%
All directors, named executive officers and nominees as a group (11 persons)	52,563,667	45.2%

Beneficial Owners of 5% or more
Charles LaLoggia (3) (8)	7,010,000	6.1%

*	less than 1% of the outstanding shares of common stock.

(1)
The calculations for these columns are based upon 115,457,848 shares of common stock issued and outstanding on March 5, 2010, plus the number of shares of Common Stock deemed outstanding pursuant to SEC Rule 13d-3(d)(1). Shares of common stock subject to options exercisable within 60 days of March 5, 2010 are deemed outstanding for purposes of computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.

(2)	Presently reported ownership includes an aggregate of 440,000 shares held by Mr. Brock’s wife and daughter and an aggregate of 800,000 shares underlying options held by his wife and daughter.

(3)	Mr. Brock’s address is 156 Court Street, Suite # 7, Geneseo, New York 14454; and Mr. LaLoggia’s address is 457 Park Avenue, Rochester, New York, 14607.

(4)	Presently reported ownership includes 16,667 shares issuable under options exercisable within 60 days of March 5, 2010 held by Mr. DiNunzio.

(5)	Presently reported ownership includes an aggregate of 113,000 shares held jointly with his wife.

(6)	Presently reported ownership includes an aggregate of 10,000 shares held by Mr. Schwell’s minor children who share the same home.

(7)
John Schwartz served as the Chief Operating Officer of WindTamer from March 10, 2009 until he resigned effective August 21, 2009. This amount represents shares issued under a performance stock award granted in 2008.  Based on information received after the purported vesting dates of the award, the Company does not believe that Mr. Schwartz has satisfied the vesting criteria for the issuance of said shares.

(8)	Based solely on a Schedule 13G/A, dated February 8, 2010, Mr. LaLoggia is the beneficial owner of 7,010,000 shares with sole voting power over 7,010,000 shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who hold more than 10% of its Common Stock to file with the SEC reports of ownership and changes in ownership of Common Stock. Officers, directors and greater-than-10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that, with respect to its 2009 fiscal year, all filing requirements applicable to the Company’s officers, directors and greater-than-10% shareholders were complied with.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses compensation received by our Chief Executive Officer and acting Chief Financial Officer, our President, our Vice President of Operations, and our former Chief Operating Officer, also referred to herein as our “named executive officers,” for the fiscal years ended December 31, 2009 and 2008.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Gerald E. Brock,	2009		$195,863	—	—	—		—		$195,863
Chief Executive Officer, acting Chief Financial Officer	2008		$191,856	—	—	—		—		$191,856

William A. Schmitz,	2009		$25,962	—	—	$766,500	(2)	—		$792,192
President	2008	(3)	—	—	—	—		—		—

Adeeb Saba,	2009		$0	—	—	$156,000	(2)	—		$156,000
Vice President of Operations	2008	(3)	—	—	—	—		—		—

John Schwartz,	2009	(4)	$40,216	—	---	$548,000	(5)	$315,600	(6)	$903,816
former Chief Operating Officer	2008		---	---	---	---		---		---
___________

1.   The option award value represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 (formerly FAS 123(R)), without regard to the expense taken by the Company in the respective fiscal year. For a discussion of the assumptions made in the determination of the valuation of said awards, see the Company's Annual Report on Form 10-K dated March 11, 2010,  Item 7, "Management’s Discussion and Analysis of Financial Condition and Results of Operation - Critical Accounting Policies - Stock Based Compensation," and the Company's Financial Statements as of and for the Fiscal Year ended December 31, 2009, Notes 1 and 5 under Item 8, "Financial Statements and Supplementary Data."

2.  On November 15, 2009, Mr. Schmitz was granted a stock option under the Company's 2008 Equity Incentive Plan (the "2008 Plan") to purchase 1,500,000 shares of our common stock at $0.70 per share. On December 28, 2009, Mr. Saba was granted a stock option to purchase 400,000 shares of common stock at an exercise price of $0.60 per share.  Each of the options vest over three years beginning on the first anniversary of the respective date of grant.

3.  During 2008, Mr. Schmitz and Mr. Saba were not employees or directors, and did not receive any compensation from the Company.

4.  Mr. Schwartz was elected as Chief Operating Officer on March 10, 2009.  Prior to this appointment, Mr. Schwartz was a consultant to the Company from January 2008 to March 2009, assisting the Company with marketing and operational matters under a Consulting Agreement dated October 30, 2008.  Mr. Schwartz resigned from his position as Chief Operating Officer effective August 21, 2009.

5.  On February 10, 2009, Mr. Schwartz was granted a stock option under the 2008 Plan to purchase 1,000,000 shares of our common stock at $1.00 per share. Upon his resignation on August 21, 2009, he forfeited 500,000 unvested options covered under that award with the remainder of the options being forfeited prior to any exercise on December 19, 2009, 120 days after his resignation.

6.  Represents $15,600 in consulting fees received in 2009 prior to becoming Chief Operating Officer, and $300,000 in compensation cost to the Company for the portion of a stock award granted in November 2008 which purportedly vested in January 2009. Based on information received after the vesting date, the Company does not believe that Mr. Schwartz has satisfied the vesting criteria for the issuance of said shares.

Employment Agreements

Gerald E. Brock.  On July 15, 2009, the Company entered into an employment agreement with Mr. Brock, effective July 14, 2009.  Among other things, the employment agreement provides for an initial three-year employment term, which term automatically renews for successive one-year terms unless terminated by Mr. Brock or the Company.  Mr. Brock’s base compensation was initially set at $192,540 per year, and he is eligible for a bonus at the discretion of the Board of Directors to be paid solely out of positive EBITDA.  In December 2009, the Compensation Committee approved an increase in his base compensation to $225,000 per year.  Mr. Brock is subject to a non-competition covenant during the term of his employment and for a period of two years thereafter.  Upon termination of Mr. Brock’s employment for any reason, he is entitled to receive all unpaid salary, earned bonuses, vacation and other accrued benefits through the date of termination.  If Mr. Brock’s employment is terminated without “Good Cause” (as defined in the employment agreement), he is also entitled to severance payments in the amount of six months salary and payment of health insurance premiums for Mr. Brock and his family.

William A. Schmitz.  On November 15, 2009, we entered into an employment agreement with Mr. Schmitz which provides for an initial three year employment term, and which term automatically renews for successive one year terms unless terminated by Mr. Schmitz or the Company at least sixty days prior to the end of the term or any subsequent renewal term.  Mr. Schmitz’s base compensation will be $225,000 during the first year of the term, and $250,000 per year thereafter. He will receive a bonus of $25,000 contingent upon the Company recording an aggregate of $2.5 million of (i) revenue and (2) state and federal government grants prior to December 31, 2010. In addition, he shall be eligible for a further bonus at the discretion of the Compensation Committee of the Company.

Mr. Schmitz is subject to non-competition covenant during the term of his employment and for a period of one year thereafter.  Upon termination of Mr. Schmitz’s employment for any reason, he is entitled to receive all unpaid salary, earned bonuses, vacation and other accrued benefits through the date of termination.  If Mr. Schmitz’s employment is terminated without “Good Cause,” as defined in the Employment Agreement, he is also entitled to severance payments in an amount equal to the annual salary at the rate in effect as of the date of termination for the remainder of the term but not less than two times his annual salary, and payment of health insurance premiums for himself and his family for twelve months immediately after termination.

Adeeb Saba.  On December 28, 2009, we entered into an employment agreement with Mr. Saba in connection with his employment with the Company.  It provides for an initial three year employment term, which term automatically renews for successive one year terms unless terminated by Mr. Saba or the Company at least sixty days prior to the end of the term or any subsequent renewal term.  Mr. Saba’s base compensation will be $175,000. In addition to his base salary, Mr. Saba shall be entitled to receive bonus payments as follows: four percent (4%) of all sales of the Company up to $2.5 million and one percent (1%) of all sales of the Company between $2.5 million and $10 million recorded during calendar year 2010. Such bonus payments are payable on a quarterly basis and will be carried over to the next calendar quarter to the extent such payments exceed $43,750 in a given quarter.  Mr. Saba is subject to a non-competition covenant during the term of his employment and for a period of one year thereafter. Upon termination of Mr. Saba's employment for any reason, he is entitled to receive all unpaid salary, earned bonuses, vacation and other accrued benefits through the date of termination. If Mr. Saba' employment is terminated without “Good Cause,” as defined in the employment agreement, he is also entitled to severance payments in an amount equal to the annual salary at the rate in effect as of the date of termination for the remainder of the term but not less than two times his annual salary, and payment of health insurance premiums for himself and his family for twelve months immediately after termination.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards made to our named executive officers that were outstanding at December 31, 2009.

	Option Awards
Name and Principal Position (a)	Number of Securities Underlying Unexercised Options (#) Excercisable/ Unexercisable		Option Exercise Price ($)	Option Expiration Date
William A. Schmitz	0/1,500,000	(1)	$0.70	11/15/19
President

Adeeb Saba	0/400,000	(2)	$0.60	12/28/19
Vice President of Operations

(1)
These options were awarded November 15, 2009 under the Company's 2008 Equity Incentive Plan and vest in three annual installments on November 15, 2010, 2011 and 2012 with respective amounts of 250,000, 250,000 and 1,000,000

(2)
These options were awarded December 28, 2009 under the Company's 2008 Equity Incentive Plan and vest in three annual installments on December 28, 2010, 2011 and 2012 with respective amounts of 200,000, 100,000 and 100,000.

Mr. Brock did not receive any equity incentive awards during the fiscal years ended December 31, 2008 and 2009.

In January 2010, the Board adopted a 401(k) plan for the payment of any retirement benefits to employees, including to our named executive officers.

COMPENSATION OF DIRECTORS

The following table presents compensation earned by each non-employee member of our Board of Directors for fiscal 2009 who served during the year.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)		Non- Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Steve DiNunzio	--	--	7,017	(2)	--	--	7,017
Eugene R. Henn	—	—	---		—	—	—
George Naselaris	—	—	---		—	—	—
Anthony C. Romano, Jr.	—	—	---		—	—	—

(1)
Based upon the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board (“FASB”) ASC Topic 718. For a discussion of the assumptions made in the determination of the valuation of said awards, see the Company's Annual Report on Form 10-K dated March 11, 2010,  Item 7, "Management’s Discussion and Analysis of Financial Condition and Results of Operation - Critical Accounting Policies - Stock Based Compensation," and Item 8, "Financial Statements and Supplementary Data" which contains the Company's Financial Statements as of and for the Fiscal Year ended December 31, 2009, Notes 1 and 5.

(2)
In December 2009, Steve DiNunzio was granted options to purchase 16,667 shares each at an exercise price of $0.65 per share upon his election to the Board of Directors pursuant to the Non-Employee Director Compensation Plan. The options were originally set to vest in full on the first anniversary of the grant. In connection with amendment of the 2008 Plan, the Board of Directors accelerated the vesting of Mr. DiNunzio's options granted in 2009 on March 10, 2010.

 Non-Employee Director Compensation Plan

The Company's Compensation Committee and Board of Directors have adopted the Non-Employee Director Compensation Plan (the "Director Plan").  The Director Plan provides for an annual award to non-employee directors of stock options to purchase 200,000 shares of common stock on January 5th of each year with such options vesting in full one year from the date of grant. The awards are made under the Company's 2008 Equity Incentive Plan.  Non-employee directors first elected after January 1st of any given fiscal year are entitled to an award that is pro-rated for each full or partial month remaining during the year in which the director is elected.  The Director Plan has been incorporated into the Amended and Restated 2008 Equity Incentive Plan, to be presented to shareholders under Proposal 2.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, since January 1, 2008, there have been no transactions or series of transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeds $8,000 and in which any director, nominee, executive officer or holder known to us of more than 5% of our Common Stock, or any member of the immediate family of any of them, is a party, directly or indirectly.

On November 18, 2008, the Board of Directors granted stock options under the Company’s 2008 Equity Incentive Plan to the wife of Mr. Brock, Lucinda Brock, and his two children, Jesse Brock and Amy Brock.  On November 25, 2008, the Board of Directors granted stock options under the Company’s 2008 Equity Incentive Plan to Mr. Brock’s brother, Richard Brock. Each had provided services to the Company during 2008. Each option grant was to purchase 400,000 shares of common stock at a price of $.05 per share.  The value of each respective grant of stock options to Mr. Brock’s relatives was $5,040.  Lucinda Brock served as the Company’s corporate secretary through October 2008 providing administrative and clerical services through July 2008.  She earned salaries of $1,800 and $27,252 in 2007 and 2008, respectively.  Jesse Brock served as a consultant to the Company from 2007 to July 2008 and also assisted in building prototypes through July 2008.  He earned a salary of $51,670 in 2008.  He exercised his options in full on November 5, 2009.  Amy Brock has served as corporate secretary since October 24, 2008 and earned $15,792 and $43,134 for her services in 2008 and 2009, respectively.  Richard Brock assisted the Company by aiding in various prototype production tasks, including purchasing supplies for prototype assembly and assisting Mr. Brock in his performance of research and development activities during 2008. Richard Brock and his company, R.B. Brock Construction, were paid a total of $22,250 for those consulting services rendered in 2008.  He exercised his options in full on November 5, 2009.

During 2009 and 2010 to date Richard Brock and R.B. Brock Construction continued to provide consulting services for the Company.  These services were in connection with production model development, assembly, installation and construction in connection with the Company's office space.  During 2009, they were compensated for the performed services in the amount of $189,500, which was paid partially in cash of $149,005 and partially through the issuance of 50,620 shares of common stock to Richard Brock under the Company's 2008 Equity Incentive Plan.  During 2010, they performed services in the amount of $50,161 to date which has been paid by the Company in cash.

John Schwartz was elected Chief Operating Officer of the Company on March 10, 2009. He resigned from that position effective August 21, 2009. Prior to his election as Chief Operating Officer, he acted as a consultant to the Company under a consulting agreement dated October 30, 2008. Under this agreement Mr. Schwartz received $66,000 and $15,000 in consulting fees in 2008 and 2009, respectively, which includes $35,000 expensed as stock compensation during 2008.  He also received an additional 300,000 shares of common stock upon the purported vesting of a portion of the prior award in 2009 for which the Company recognized $300,000 of stock-based compensation expense.  The total stock award was for 1,000,000 shares of the Company’s common stock under the Company 2008 Equity Incentive Plan.  Based on information received after the vesting dates of the award, the Company does not believe that Mr. Schwartz has satisfied the vesting criteria for the issuance of said shares.  In February 2009, Mr. Schwartz was also granted a stock option to purchase 1,000,000 shares at $1.00 per share under the 2008 Equity Incentive Plan. At the time of his resignation, Mr. Schwartz was vested in 50% of the stock option award.  Under the terms of his stock option award agreement, he had 120 days from the effective date of his resignation to exercise those vested stock options. The vested and unvested stock options under the award agreement were forfeited prior to exercise by their terms due to his resignation.

On July 10, 2008, we entered into a stock option agreement with Charles LaLoggia, in connection with the expectation that he would provide consulting services to the Company. Since this time Mr. LaLoggia has provided consulting services to the Company involving advice and assistance on its management structure and business development and developing a product marketing strategy and publicity strategy.  He has also assisted the Company in locating auditing services, legal services, and assistance in locating financial market professionals to assist the Company.  The consulting arrangement does not have a specific term but the Company anticipates through the grant of this equity incentive that Mr. LaLoggia will be incentivized to perform and will perform services over the term of the option. However, the option agreement does not include any requirements or conditions for him to perform such services and, to the extent that any such services were expected or otherwise, the Company acknowledges that it has received all of the consideration bargained for in the option agreement.  Mr. LaLoggia continues to provide consulting services to us.  The option agreement with Mr. LaLoggia covered 3,340,000 shares of common stock with an exercise price of $0.05 per share and a term of three years.  The underlying agreement provides registration rights with respect to the underlying shares.  The agreement also provides a confidentiality agreement in favor of the Company, and an agreement to assign any intellectual property developed while providing consulting services to the Company.  The confidentiality and intellectual property assignment provisions survive any termination of services or exercise or termination of the options. On July 11, 2008, Mr. LaLoggia acquired 1,660,000 shares of common stock from the Company in the Company's Rule 504 private placement for $83,000.  On November 18, 2008, the Company entered into an option agreement with Mr. LaLoggia to acquire 3,330,000 shares at $.05 per share in connection with his consulting services and has a term of three years. This agreement has similar terms to the July 10, 2008 option agreement, including the grant of options based upon the expectation of him providing future services. The option agreement does not include any requirements or conditions for him to perform such services and, to the extent that any such services were expected or otherwise, the Company acknowledges that it has received all of the consideration bargained for in the option agreement. As a result of the securities acquired in these transactions, Mr. LaLoggia beneficially owns in excess of 5% of our outstanding shares.  On July 15, 2009 and November 5, 2009, Mr. LaLoggia acquired 5,670,000 shares of our common stock upon the exercise of the above-described stock options.

On February 12, 2009, the Company entered into a consulting agreement with Patricia Cole, a licensed real estate agent and the sister of Gerald Brock, Chief Executive Officer and Chairman of the Company, to assist the Company in locating potential wind turbine sties for lease or purchase by the Company or purchasers of the Company’s products.  The Consulting Agreement had a term of one year, and Ms. Cole was to be compensated $5,000 per month during each month of the term when services were performed.  No services were ever performed by Ms. Cole pursuant to the Consulting Agreement, and no payments were made to Ms. Cole by the Company.  On April 24, 2009, the Company entered into a termination and release agreement with Ms. Cole.  The Termination and Release terminated the Consulting Agreement and provided a full release by Ms. Cole of the Company for any liability with respect to the Consulting Agreement.  No payment was made or is due to Ms. Cole in connection with the Termination and Release.

On February 25, 2009, Gerald Brock, our Chief Executive Officer, and John Schwartz, then a consultant and now former Chief Operating Officer, entered a Memorandum of Understanding with George Cary and Mario Pirrello, each one-half owners of Alternative Wind Resources, LLC.  The recitals to the memorandum indicated that Mr. Brock and Mr. Schwartz desired to become equal members in Alternative Wind Resources, LLC with Messrs. Cary and Pirrello.  The terms of the Memorandum of Understanding also provided that Mr. Brock and Mr. Schwartz were to assist Alternative Wind Resources, LLC in entering into an exclusive agreement with the Company, and that Mr. Cary and Mr. Pirrello would enter into a Non-Disclosure and Non-Compete Agreement with Alternative Wind Resources, LLC and the Company.  We are not a party to the Memorandum of Understanding.  It is the position of the parties to the Memorandum of Understanding and the Company that the Memorandum of Understanding was a non-binding document.  At the request of the Company, and in connection with its disclosure controls and procedures, the parties to the Memorandum of Understanding provided an acknowledgement dated August 5, 2009 that neither Mr. Brock nor Mr. Schwartz has acquired, held or had the right to acquire, any interest in Alternative Wind Resources. On March 7, 2009, the Company entered into an agreement with Alternative Wind Resources, LLC to produce a 15kWh prototype wind turbine unit by May 30, 2009.  Alternative Wind Resources, LLC agreed to reimburse us for engineering and materials costs and to provide us with a purchase order for one thousand (1,000) 15kWh units within one year after delivery of the prototype.  The Company has demanded $77,413.30 as reimbursement for engineering and materials costs, which has not been paid to date. The agreement also granted Alternative Wind Resources, LLC the exclusive right to purchase all 15kWh and larger wind turbine units for wind farm and industrial uses and development.  We did not deliver the 15kWh prototype required under the agreement. The price and terms for the order were still to be determined by the parties.  On April 29, 2009, we also granted an option to Alternative Wind Resources, LLC, to enter into an exclusive license agreement with us for 50 years for the sale of our 15 kWh and larger wind turbines upon the payment of a $6.0 million license fee.  The option was subject to extension if our due diligence provided to them was not reasonably acceptable.  Alternative Wind Resources, LLC paid a $10,000 fee for the option but Alternative Wind Resources never paid the $6.0 million license fee. On September 10, 2009 the Company received a letter from Alternative Wind Resources, LLC terminating the agreement and option, and requesting the return of $60,000 paid in connection with those agreements for the failure to deliver a prototype and the failure to provide due diligence requested  under the option.  The Company believes that it has complied with the agreement and intends to dispute Alternative Wind Resources, LLC’s claims that it did not provide such information.  We have confirmed the termination of the agreement and option and have disputed these claims for payment although there can be no assurance that we will be successful.

On November 14, 2009, William A. Schmitz acquired from the Company, 125,000 shares of the Company's common stock for a total of $75,000 in a private placement.

 BOARD OF DIRECTORS REPORT

The following Report of the Board of Directors does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The full Board of Directors oversaw the Company’s financial reporting process in connection with the preparation of the financial statements as of and for the year ended December 31, 2009. Management has the primary responsibility for the Company’s financial statements and the reporting process, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Board of Directors has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2009, with management.

The Board of Directors also has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2009, with the Company’s independent registered public accounting firm, EFP Rotenberg, LLP (“EFP Rotenberg”), who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as are required to be discussed with the Board of Directors under the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as currently in effect. In addition, the Board of Directors has discussed EFP Rotenberg’s independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board No. 1, “Independence Discussions with Audit Committees,” and considers the compatibility of non-audit services with the auditors’ independence, of which there were no non-audit services performed for the year-ended December 31, 2009.

In reliance on the reviews and discussions referred to above, the Board of Directors recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.

Respectfully submitted,

BOARD OF DIRECTORS

Gerald E. Brock
John P. Blake
Steven DiNunzio
Eugene Richard Henn
George Naselaris
Anthony C. Romano, Jr.
William A. Schmitz

PROPOSAL 2 –
AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN

We are seeking shareholder approval of amendments to our existing 2008 Equity Incentive Plan, or the 2008 Plan.  The Company’s 2008 Plan was first approved by the Company’s shareholders in November 2008.  Initially, 8,000,000 shares of Common Stock were authorized for issuance under the 2008 Plan.  As of March 5, 2010, only 448,913 shares remained available under the 2008 Plan. On December 28, 2009 and March 10, 2010, the Board of Directors approved the Amended and Restated 2008 Equity Incentive Plan of the Company (the “2008 Amended Plan”), which amends and restates the 2008 Plan, among other things; (i) to increase the number of shares authorized for issuance from 8,000,000 to 16,000,000; (ii) to permit conditional awards with respect to this and future amendments; and (iii) to incorporate the Company’s Non-Employee Director Compensation Plan.  The amendments are subject to shareholder approval.

The Board believes the amendments are necessary in order to have sufficient shares for future retention of key employees and the recruitment of new employees.  The Board of Directors has unanimously approved each amendment.  The amendment to increase the shares available under the 2008 Plan also requires shareholder approval pursuant to the terms of the Plan.

The material features of the amendments to the 2008 Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the proposed 2008 Amended Plan, the full text of which, as amended and restated, subject to shareholder approval, is set forth as Appendix B to this Proxy Statement.

Description of the 2008 Amended Plan

The purpose of the 2008 Amended Plan is to encourage ownership in the Company by key personnel.  Their long-term employment or other service relationship with the Company is considered essential to the Company's continued progress.  We believe this will encourage recipients to act in the shareholders' interest and share in the Company's success. Grants under the Plan may be stock options, awards of stock, stock appreciation rights or cash awards.  The Plan is administered by the Compensation Committee of our Board of Directors.

The 2008 Amended Plan provides for the grant of awards with respect to a maximum of 16,000,000 shares of Common Stock, increased from the 8,000,000 limit under the 2008 Plan. The increased amount of shares represents approximately 14% of the outstanding shares of our common stock as of the record date.  If all or any portion of an award is forfeited or expires or terminates without the issuance of shares of stock, then the shares covered by that award (or portion of award) will again be available for grant under the 2008 Amended Plan. However, shares that are tendered by a grantee or retained by us as payment for the exercise price of an award or to satisfy tax withholding obligations will not be available for issuance again under the 2008 Amended Plan.

Any employee, including any officer or employee-director, or non-employee director, of, and any consultant or advisor to, us or an affiliate of us is eligible to receive awards.  As of March 5, 2010, we had 21 employees and 5 non-employee directors who would be eligible to participate in the Plan.  The Company also periodically makes awards to outside consultants from time to time.  We currently have 3 individual consultants who have outstanding awards under the Plan.

Awards under the 2008 Amended Plan will be reflected in an award agreement with the participant. Our Compensation Committee determines who will receive awards, the types of awards, the number of shares subject to the awards, and the terms of the award consistent with the limitations of the 2008 Amended Plan. The terms need not be the same for each award. The term of any award may not be more than ten years from its grant date. The Committee may design any award to meet the requirements for "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code.

Whether or not provided by an award agreement, the Committee may accelerate the exercisability or vesting of any award at any time and for any reason. If the Company is dissolved, then, except as otherwise determined by the Board or Compensation Committee, all outstanding awards will terminate immediately prior to such event.  In the event of a change in control of the Company, the Board or Compensation Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment to, each outstanding award; (ii) accelerate the vesting and terminate any restrictions on awards; or (iii) provide for termination of awards on such terms and conditions as it deems appropriate, including providing for the cancellation of awards for a cash or other payment to the participant.

Unless determined otherwise by the Compensation Committee awards under the 2008 Amended Plan may not be transferred other than by will or the laws of descent and distribution, or, other than an incentive stock option, to the extent permitted under the terms of the award, by gift to a family member.

Awards under the Plan may consist of stock options (both incentive and non-qualified options), stock appreciation awards, stock awards and cash awards. No more than 4,000,000 shares may be issued for incentive stock options.

Stock Options. Stock options are grants of options to purchase shares. An option may be intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, or a non-qualified option that is not an incentive stock option. The Compensation Committee will determine the term, when the option becomes exercisable and the exercise price. The option term may not exceed ten years from the date of grant. The exercise price for a share under a non-qualified option must be at least 100% of the fair market value of a share on the date the option is granted. Incentive stock options may be granted only to employees, and the exercise price for a share under an incentive stock option must be at least 100% of the fair market value of a share on the date the option is granted. On March 5, 2009, the final quoted sales price of our common stock was $0.63 based on the closing price of the common stock on the OTC Bulletin Board on such date.

Stock Appreciation Rights. Stock Appreciation Rights, or SARs, entitle the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised. The exercise price, term, methods of exercise, methods of payment or settlement, including whether such SAR shall be paid in cash or shares, is determined by the Committee.

Stock Awards. The Compensation Committee may award to a participant shares of common stock subject to specified restrictions or no performance criteria or restrictions. Shares of restricted stock are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period. The Committee will determine any vesting requirements, restrictions on resale or other disposition, and repurchase rights of the shares of stock awarded.

For participants who are subject to Section 162(m) of the Code, the Company performance targets may be established by the Compensation Committee, in its discretion, based on one or more performance objectives, including the Company's financial performance, operating performance and financial condition.

The Board of Directors or Compensation Committee may amend, alter or discontinue the 2008 Amended Plan or any award agreement, but any such amendment shall be subject to approval of the shareholders in the manner and to the extent required by applicable law or the rules of any stock exchange or market on which the stock of the company is listed.   In addition, without limiting the foregoing, unless approved by the shareholders of the Company, no such amendment shall be made that would: i). materially increase the maximum number of shares for which awards may be granted under the Plan other than in connection with a recapitalization, liquidation or change in control; or ii) change the class of persons eligible to receive awards under the 2008 Amended Plan. No amendment, suspension or termination of the Plan shall impair the rights of any award, unless mutually agreed otherwise between the participant and the administrator, which agreement must be in writing and signed by the participant and the Company; provided further that the Compensation Committee may amend an outstanding award that such award not be subject to Code Section 409A(a)(1)(B)..

Federal Income Tax Consequences

The material tax consequences of grants under the 2008 Amended Plan to the Company and to employees who are U.S. citizens under current U.S. federal income tax laws are as follows:

Non-Qualified Stock Options. The grant of a non-qualified stock option is not a taxable event for the grantee or for the company. Upon the exercise of a non-qualified stock option, the grantee recognizes ordinary income to the extent that the fair market value of the shares received upon exercise of the non-qualified stock option on the date of exercise exceeds the exercise price. In the year that the grantee recognizes ordinary income on exercise of the non-qualified option, we receive a federal income tax deduction in an amount equal to the ordinary income that the grantee recognizes.

Upon disposition of any shares acquired pursuant to the exercise of a non-qualified stock option, the difference between the sale price and the grantee's basis in the shares (the exercise price paid for the shares plus any ordinary income recognized on exercise of the option) will be treated as a capital gain or loss to the grantee. Generally, the difference will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

Incentive Stock Options. The grant of an incentive stock option is not a taxable event for the grantee or for the company. A grantee does not generally recognize taxable income upon the exercise of an incentive stock option. Upon the sale of shares received on exercise of an incentive stock option, the grantee recognizes income in an amount equal to the difference, if any, between the exercise price of the shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the grantee does not dispose of the shares within two years after the date of the grant of the incentive stock option and has held the shares for at least one year after the transfer of the shares on exercise, and we are not entitled to a federal income tax deduction. The holding period requirements are waived when a grantee dies. If a grantee sells shares received on exercise of an incentive stock option either within two years of the date of grant of the option or within one year after the transfer of the shares on exercise, the grantee recognizes ordinary income to the extent of the lesser of (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the grantee has held the shares prior to disposition. In the year of disposition, we receive a federal income tax deduction in an amount equal to the ordinary income that the grantee recognizes as a result of the disposition. The exercise of an incentive stock option may in some cases trigger liability for the alternative minimum tax.

Stock Appreciation Rights. A participant who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the participant will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company’s common stock from the date of grant of the SAR to the date of exercise); and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant.

Restricted Stock. Generally, the grantee of a restricted stock award recognizes ordinary income in the year of the award in an amount equal to the excess, if any, of the fair market value of the shares received over any amount paid by the grantee for the shares. But, if the shares are subject to forfeiture when awarded, unless the grantee elects to be taxed on the shares in the year of the award, the grantee will not recognize ordinary income until the shares become vested. Absent an election to be taxed in the year awarded, the grantee recognizes ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the grantee for the shares. In the year that the grantee recognizes ordinary income as a result of the stock award, we receive a federal income tax deduction in an amount equal to the ordinary income that the grantee recognizes.

Upon disposition of any shares received pursuant to a stock award, the difference between the sale price and the grantee's basis in the shares (the amount paid for the shares, if any, plus any ordinary income recognized on the shares) will be treated as a capital gain or loss to the grantee. Generally, the difference will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

Cash Incentive Awards.

Upon payment of a cash incentive award, an employee is required to recognize ordinary income in the amount paid by the Company under the award and the Company will be entitled to a corresponding deduction.

Special Limitation on Our Deductions. We may not deduct compensation of more than $1 million that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of our two other most highly compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. We believe that grants of stock options may qualify as performance-based compensation and, as such, may be exempt from the $1 million limitation on deductible compensation. Awards of restricted stock under the 2008 Amended Plan may also be designed to qualify as performance-based compensation and be exempt from the $1 million limitation on deductible compensation.

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to the recipients of awards under the Plan, or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of recipient’s death.

Principal Differences

The Plan is proposed to be amended (i) to increase the number of shares authorized for issuance from 8,000,000 to 16,000,000; (ii) to ratify the Board of Directors amendment to permit the grant of conditional awards with respect to future amendments; and (iii) to incorporate the Company’s Non-Employee Director Compensation Plan.

The 2008 Plan as originally adopted authorized 8,000,000 shares for issuance under the plan. As previously discussed, the number of shares remaining which may be issued under the 2008 Plan are insufficient to meet the needs of the Company to operate the incentive plan and retain employees. As amended, the 2008 Amended Plan authorizes 16,000,000 shares for issuance and would increase the amount of incentive stock options authorized from 1,000,000 to 4,000,000.  The increase of 8,000,000 shares will permit the Company for at least the next few years to retain employees and continue to attract new recruits in furtherance of the 2008 Plan's objectives.

As written, the 2008 Plan did not authorize conditional awards. As amended, the 2008 Amended Plan authorizes the Board to grant conditional awards subject to shareholder approval for any time in the future.  The 2008 Plan was amended to include this provision and the Compensation Committee has made conditional awards subject to approval of this proposal.  This particular amendment is effective but will lapse if not approved by shareholders at the Annual Meeting.  The Board is asking the shareholders to ratify this amendment as well.

The amendment will also incorporate the Company’s Non-Employee Director Compensation Plan, or Director Plan. The Director Plan provides for an annual award to non-employee directors of stock options to purchase 200,000 shares of common stock on January 5th of each year with such options vesting in full on the date of grant. The awards were already made under the 2008 Plan.  This will clarify that fact and combine the two plans.  Additionally, the Amended 2008 Plan will provide that non-employee director grants will vest immediately on grant, instead of a one year vesting period.  It will also extend the time for exercise following termination of the director’s service, with the Company, from 120 days to one year, or in the case due to a disability, from six months to one year.

New Benefits

            The Compensation Committee made awards under the 2008 Plan of stock options, covering an aggregate of 1,088,933 shares of our common stock, subject to shareholder approval of the 2008 Amended Plan. If shareholders approve the 2008 Amended Plan, the plan benefits to be paid to the officers, directors, and employees are reflected in the following table.

NEW PLAN BENEFITS

Name and Position	Shares Underlying Options Granted
Executive Group (3 persons)	--
Non-Executive Director Group	983,333	(1)
Non-Executive Officer/Employee Group (18 persons)	100,000
________________
1.  The Director Plan to be incorporated into the 2008 Amended Plan as part of this Proposal 2, provides for an annual award to non-employee directors of stock options to purchase 200,000 shares of common stock on January 5th of each year, prorated on a monthly basis for directors that join the board after January, with such options vesting in full on the date of grant.  This amount represents the conditional awards under the Director Plan outstanding as of this date.

Equity Compensation Plan Information

  Information about our equity compensation plans at December 31, 2009 is as follows:

	Number of securities to be issued upon exercise of outstanding options, warrants & rights	Weighted average exercise price of outstanding options, warrants & rights	Number of securities remaining available for future issuance under equity compensation plans (excluding(a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders
Stock Options (1)	4,661,667	$.72
Restricted Stock Award (2)	25,000
	4,686,667		0 (3)

Equity compensation plans not approved by stockholders (3)	0	$0	0

Total	4,686,667	$.72	0 (3)
___________________

(1)	Consists of the 2008 Equity Incentive Plan.

(2)	The restricted stock award does not have an exercise price and vested on January 5, 2010 upon the achievement of performance targets.

(3)
On December 30, 2009, the Company's Board of Directors approved an amendment to the 2008 Equity Incentive Plan to increase the number of shares of Common Stock available for awards from 8,000,000 shares to 16,000,000 shares.  The Company plans to present the proposal for shareholder approval at its Annual Meeting of Shareholders in April 2010.

Registration

We intend to register the additional shares of stock available for issuance under a Registration Statement on a Form S-8 to be filed with the SEC.

Vote Required For Approval

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented at the meeting and entitled to vote is required for the adoption of the amendments herein described.  Abstentions and broker non-votes will be counted as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3 – RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The firm of EFP Rotenberg, LLP, independent registered public accountants, served as our independent registered public accounting firm in connection with the audit of our financial statements for 2009 and 2008.

Our Board of Directors has selected EFP Rotenberg, LLP as our independent registered public accounting firm for 2010. This selection will be presented to our shareholders for their ratification at the Annual Meeting. Our Board of Directors recommends a vote in favor of the proposal to ratify this selection, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR this proposal. If the shareholders do not ratify this selection, the Audit Committee will seek to identify and address the reason or reasons why the shareholders did not ratify the committee’s selection. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented at the meeting and entitled to vote is required for the adoption of this proposal.  Abstentions and broker non-votes will be counted as a vote against the proposal.

We have been advised by EFP Rotenberg, LLP that a representative will be present at the Annual Meeting and will be available to respond to appropriate questions. In addition, we intend to give such representative an opportunity to make any statements if he or she should so desire.

Auditors’ Fees

The following table presents fees billed for professional services rendered by EFP Rotenberg for fiscal 2008 and 2009:

	2008	2009
Audit Fees(1)	$15,500.00	$29,709.00
Audit Related Fees(2)	$1,967.50	$0.00
Tax Fees(3)	$0.00	$0.00
Total Fees	$17,467.50	$29,709.00
_________________

(1)
Audit fees consist of fees for professional services performed by EFP Rotenberg for the integrated audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements and comfort letters, consents and other services related to SEC matters.

(2)
Audit related fees consist of fees for assurance and related services performed by EFP Rotenberg that are reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)
Tax Fees represent fees billed for professional services rendered by EFP Rotenberg for tax compliance (including federal, state and local sales and use and property returns), FIN 48 assistance, fees for acquisition due diligence and tax examination assistance.

All audit services and fees were pre-approved by the Board of Directors. Additionally, in each instance the Board of Directors considered and pre-approved such non-audit services.

On October 2, 2009, the Company received notice that its current auditors, Rotenberg and Co., LLP, had resigned in connection with their merger with EFP Group.  The Company engaged the new firm resulting from the merger, EFP Rotenberg, LLP, to continue as the Company's independent registered public accounting firm.  All of the partners and employees of Rotenberg and Co., LLP and EFP Group joined the new firm, EFP Rotenberg, LLP.

The reports of Rotenberg and Co., LLP as of and for the fiscal years ended December 31, 2008 and 2007 and for the period from inception (March 30, 2001) through December 31, 2008, contained an explanatory paragraph indicating that there was substantial doubt as to the Company's ability to continue as a going concern.  Other than such qualification, no report of Rotenberg and Co., LLP for the past two fiscal years and the subsequent interim period preceding the resignation of Rotenberg and Co., LLP contained an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.  During the Company's two most recent fiscal years and the subsequent interim period preceding the resignation of Rotenberg and Co., LLP, there were no disagreements with Rotenberg and Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On October 9, 2009, the Board of the Company approved the engagement of EFP Rotenberg, LLP of Rochester, New York, to be the Company's independent registered public accountant effective October 1, 2009.   We engaged EFP Rotenberg, LLP as our new independent accountant concurrent with the merger of EFP Group and Rotenberg and Co., LLP. Prior to such engagement, during the two most recent fiscal years, the Company has not consulted the newly engaged independent registered public accountant for any matter.

The Company provided Rotenberg and Co., LLP with a copy of the Current Report on Form 8-K/A of WindTamer Corporation dated October 9, 2009 that reported the change prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Rotenberg and Co., LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree, a copy of which is filed as Exhibit 16.1 thereto, and incorporated herein by reference.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

A shareholder proposal submitted for inclusion in the proxy and proxy statement relating to the next Annual Meeting of Shareholders of the Company must be received by the Company no earlier than October 20, 2010, and no later than November 19, 2010. The procedure and timing to be followed and the information to be provided are set forth in Section 1.14 of the Company’s By-laws, the text of which is set forth in Appendix A to this Proxy Statement. A shareholder proposal submitted outside of this process is considered untimely.

ANNUAL REPORT TO SHAREHOLDERS

For those shareholders that received the full set of the proxy materials in the mail, a copy of our Annual Report for 2009 accompanies this proxy statement. For those shareholders that received only the Notice, this proxy statement, our Annual Report, any amendments to the foregoing materials that are required to be furnished to shareholders, and the proxy card or voting instruction form are available as instructed on the Notice.  The Notice contains instructions on how to access the proxy materials over the internet and vote online. These materials contain detailed information about the meeting, the proposals to be considered, our Board's nominees for directors and other information concerning the Company.

Internet Availability of Proxy Materials

We are furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each shareholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to shareholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to shareholders who hold their shares in street name. The Notice will also include instructions for shareholders who hold their shares in street name on how to access the proxy card to vote over the Internet. Our principal executive offices are located at 156 Court Street, Suite # 7, Geneseo, New York 14454; telephone (585) 243-4040

A shareholder who wishes to receive written copies of the Annual report or proxy materials, now or in the future, may obtain one, without charge, by addressing a request to Cherrie Mahon, Vice President of Investor Relations, WindTamer Corporation, 156 Court Street, Suite # 7, Geneseo, New York 14454, calling the number indicated on the Notice, or e-mailing cmahon@windtamerturbines.com.

HOUSEHOLDING

As permitted by the SEC, we will deliver only one copy of our Notice, and for those shareholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report and this proxy statement, to shareholders residing at the same address, unless the Company has received contrary instructions from a shareholder. Each shareholder will receive his or her own proxy card if they received a paper copy of proxy materials in the mail. The Company has undertaken householding to reduce printing costs and postage fees.

Upon oral or written request, the Company will promptly deliver a separate copy of the Annual Report and this proxy statement, or any and all of the information that has been incorporated by reference into the proxy statement, and any amendments to the foregoing materials that are required to be furnished to shareholders to any shareholder residing at an address to which only one copy was mailed. Shareholders residing at the same address and currently receiving only one copy of the proxy statement may contact the Company to request multiple copies in the future, and shareholders residing at the same address and currently receiving multiple copies of the proxy statement may contact the Company to request a single copy in the future. Exhibit 16.1 to the Current Report on Form 8-K/A of the Company dated October 9, 2009 is incorporated by reference into this proxy statement, a copy of which will be promptly provided to each shareholder to whom a proxy statement is delivered upon oral or written request. All such requests should be sent to:

WindTamer Corporation
156 Court Street, Suite # 7
Geneseo, New York 14454
Attention: Secretary
(585) 243-4040

If you are the beneficial owner, but not the record holder, of our shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

By Order of the Board of Directors,
/s/ Gerald E. Brock
Gerald E. Brock
Chairman

March 16, 2010

APPENDIX A

WINDTAMER CORPORATION
BY-LAWS

1.14 Business Brought before Meetings.  At any annual meeting of shareholders, the only business which may be conducted must have been brought before the meeting (i) by or at the direction of the Chairman of the Board, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who is entitled to vote with respect to the matter and who complies with the notice procedures set forth in this Section 1.14. For business to be properly brought before an annual meeting by a shareholder, the shareholder must give timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than 120 days nor more than 150 days prior to the first anniversary of the date of the notice of annual meeting provided with respect to the previous year's annual meeting of shareholders. A shareholder's notice to the Secretary must set forth details of each matter the shareholder proposes to bring before the annual meeting as follows: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the books of the Corporation, of the shareholder of the Corporation proposing such business, (iii) the class and number of shares of the Corporation that are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business.

1.15 Notice of Nominations.  Nominations for the election of directors may be made only by the Chairman of the Board or upon timely notice given by any shareholder entitled to vote for the election of directors. No person other than those nominated pursuant to this Section 1.15 are eligible for election as a director. For such a shareholder notice to be timely, the notice must be made in writing, and physically received by the Secretary of the Corporation not earlier than the 150th day before nor later than the 120th day before the first anniversary of the date of the Corporation's notice of annual meeting provided with respect to the previous year's annual meeting of shareholders (except that, in the event that the date of the annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after such anniversary date, notice by the shareholders to be timely must be so delivered not earlier than the close of business on the 150th calendar day before such annual meeting and not later than the close of business on the 120th calendar day before such annual meeting or the 10th calendar day following the day on which public announcement of a meeting date is first made by the Corporation). The shareholder notice must contain the name and business address of the nominee. The notice must also contain all the information set forth in clauses (ii) through (iv) of the last sentence of Section 1.14 above.

A-1

Appendix B

WINDTAMER CORPORATION

AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN

1. Purposes of the Plan.

The purpose of this Plan is to encourage ownership in WindTamer Corporation, a New York corporation (the "Company"), by key personnel whose long-term employment or other service relationship with the Company is considered essential to the Company's continued progress and, thereby, encourage recipients to act in the shareholders' interest and share in the Company's success.

2. Definitions.

As used herein, the following definitions shall apply:

(a) "Administrator" means the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

(b) "Affiliate" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

(c) "Applicable Laws" means the requirements relating to the administration of stock option and stock award plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company's agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

(d) "Award" means a Cash Award, Stock Award or Option granted in accordance with the terms of the Plan.

(e) "Award Agreement" means a Cash Award Agreement, Stock Award Agreement or Option Agreement, which may be in written or electronic format, in such form and with such terms and conditions as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

(f) "Board" means the Board of Directors of the Company.

(g) "Cash Award" means a bonus opportunity awarded under Section 12 pursuant to which an Grantee may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the "Cash Award Agreement").

(h) "Cause" means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant's Cash Award Agreement, Option Agreement, Stock Award Agreement or written contract of employment or service, any of the following: (i) the Participant's theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company or Affiliate documents or records; (ii) the Participant's material failure to abide by a Company's or Affiliate's code of conduct or other policies (including without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant's unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company or an Affiliate (including, without limitation, the Participant's improper use or disclosure of confidential or proprietary information); (iv) the Participant's violation of any noncompetition agreement with the Company or an Affiliate; (v) any intentional act by the Participant which has a material detrimental effect on the Company or an Affiliate's reputation or business; (vi) the Participant's repeated failure or inability to perform any reasonable assigned duties after written notice from the Company or an Affiliate, and a reasonable opportunity to cure, such failure or inability; (vii) any material breach by the Participant of any employment or service agreement between the Participant and the Company or an Affiliate, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant's conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant's ability to perform his or her duties with the Company or an Affiliate.

(i) "Change in Control" means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant's Cash Award Agreement, Option Agreement, Stock Award Agreement or written contract of employment or service, the occurrence of any of the following:

i.     An Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") in which the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or such surviving entity immediately outstanding after the Transaction, or, in the case of an Ownership Change Event described in Section 2(ee)(iii), the entity to which the assets of the Company were transferred (the "Transferee"), as the case may be; or

ii.     the liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities in the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(j) "Code" means the United States Internal Revenue Code of 1986, as amended.

(k)"Committee" means the compensation committee of the Board or a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(l) "Common Stock" means the common stock of the Company.

(m) "Company" means WindTamer Corporation, a New York corporation, or its successor.

(n) "Consultant" means any person engaged by the Company or any Affiliate to render services to such entity as an advisor or consultant.

(o) "Conversion Award" has the meaning set forth in Section 4(b)(xii) of the Plan.

(p) "Director" means a member of the Board.

(q) "Effective Date" means the date the Plan is adopted by the Board and approved by a vote of the shareholders. The Plan was adopted by the Board on October 28, 2008.  The Plan was ratified by the Company’s stockholders on November 21, 2008, with 8,000,000 shares of Common Stock authorized for awards under the Plan.

(r) "Employee" means a regular, active employee of the Company or any Affiliate, including an Officer or Inside Director. The Administrator shall determine whether or not the chairman of the Board qualifies as an "Employee." Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual's status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Grantee's status from an Employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate an Employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

(s) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(t) "Fair Market Value" means, as of any date, the value of a share of Common Stock or other property as determined by the Administrator, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

i. If, on such date, the Common Stock is listed on a national or regional securities exchange or market system, including without limitation the Nasdaq Stock Market, the Fair Market Value of a share of Common Stock shall be the closing price on such date of a share of Common Stock (or the mean of the closing bid and asked prices of a share of Common Stock if the stock is so quoted instead) as quoted on such exchange or market system constituting the primary market for the Common Stock, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the relevant date does not fall on a day on which the Common Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Administrator, in its discretion.

ii. If, on such date, the Common Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Common Stock shall be as determined by the Administrator in good faith using a reasonable application of a reasonable valuation method without regard to any restriction other than a restriction which, by its terms, will never lapse.

(u) "Grant Date" means, for all purposes, the date on which the Administrator approves the grant of an Award, or such later date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Grantee's employment relationship with the Company.

(v) “Grantee" means an Employee, Consultant or Director of the Company or any Affiliate who has been granted an Award under the Plan.

(w) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x) "Insider Director" means a Director who is an Employee.

(y) "Nasdaq" means the Nasdaq Stock Market or its successor.

(z) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Subsidiary.

(aa) “Non-Employee Director Annual Grant” shall mean an award of 200,000 shares of Nonstatutory Stock Options to purchase Common Stock.

(bb) “Non-Employee Director Grant Date” shall mean January 5 of the applicable year (or the following business day if January 5 is not a business day).

(cc) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(dd) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(ee) "Option" means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Option (the "Option Agreement"). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

(ff) "Option Exchange Program" means any program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price, including a program in which the only change made to such Awards is to lower the exercise price.

(gg) "Outside Director" means a Director who is not an Employee.

(hh) "Ownership Change Event" means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company.

(ii) "Participant" means the Grantee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(jj) "Plan" means this 2008 Equity Incentive Plan.

(kk) "Qualifying Performance Criteria" shall have the meaning set forth in Section 12(b) of the Plan.

(ll) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(mm) "Stock Appreciation Right" means a right to receive cash or shares of Common Stock based on a change in the Fair Market Value of a specific number of shares of Common Stock between the grant date and the exercise date granted under Section 11.

(nn) "Stock Award" means an award or issuance of Shares, Stock Units, Stock Appreciation Rights or other similar awards made under Section 11 of the Plan, the grant, issuance, retention, vesting, settlement, or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the "Stock Award Agreement").

(oo) "Stock Unit" means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share (or a fraction or multiple of such value), payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(pp) "Subsidiary" means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(qq) "Termination of Employment" shall mean ceasing to be an Employee, Consultant or Director, as determined in the sole discretion of the Administrator. However, for Incentive Stock Option purposes, Termination of Employment will occur when the Grantee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

(rr)   "Total and Permanent Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

3. Stock Subject to the Plan.

Aggregate Limits. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be sold or issued under the Plan is 16,000,000 shares of Common Stock of which 4,000,000 shares shall be available for the grant of Incentive Stock Option.  Shares subject to Awards granted under the Plan that are cancelled, expire or are forfeited shall be available for re-grant under the Plan. If a Grantee pays the exercise or purchase price of an Award granted under the Plan through the tender or withholding of Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld shall become available for re-issuance thereafter under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

4. Administration of the Plan.

(a) Procedure.

i. Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee or their delegates.

ii. Section 162. To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, Awards to "covered employees" within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be "covered employees" in the future shall be made by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

iii. Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more "non-employee directors" within the meaning of Rule 16b-3.

iv. Other Administration. The Board or a Committee may delegate to an authorized officer or officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, "covered employees" under Section 162(m) of the Code or (C) any other executive officer.

v. Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

vi. Stock Exchange Compliance. The Plan will be administered in a manner that complies with any applicable Nasdaq or stock exchange listing requirements.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

i. to select the Employees, Consultants and Directors of the Company or its Affiliates to whom Awards are to be granted hereunder;

ii. to determine the number of shares of Common Stock or amount of cash to be covered by each Award granted hereunder;

iii. to determine the type of Award to be granted to the selected Employees, Consultants and Directors;

iv. to approve forms of Award Agreements for use under the Plan;

v. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise or purchase price (if applicable), the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

vi. to correct administrative errors;

vii. to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

viii. to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

ix. to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

x. to modify or amend each Award, including, but not limited to, the acceleration of vesting or exercisability, provided, however, that any such amendment is subject to Section 15 of the Plan and except as set forth in that Section, may not impair any outstanding Award unless agreed to in writing by the Participant;

xi. to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

xii. to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the "Conversion Awards"). Any conversion or substitution shall be effective as of the close of the merger, acquisition or other transaction. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity, the Conversion Awards shall be Nonstatutory Stock Options. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

xiii. to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xiv. to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy or under any other Company policy relating to Company stock and stock ownership and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

xv. to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award;

xvi. to initiate an Option Exchange Program, including to reduce the exercise price of any Option or Stock Appreciation Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted; and

xvii. to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c) Effect of Administrator's Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and on all other persons. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5. Eligibility.

Awards may be granted to Employees, Consultants and Directors of the Company or any of its Affiliates; provided that Incentive Stock Options may be granted only to Employees of the Company or of a Subsidiary of the Company.

6. Term of Plan.

The Plan shall become effective on the Effective Date. It shall continue in effect for a term of ten (10) years from the later of the Effective Date or the date any amendment to add shares to the Plan is approved by shareholders of the Company unless terminated earlier under Section 15 of the Plan, provided however that in the absence of the approval by shareholders of the Company of an amendment to add shares to the Plan, no Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is approved by the shareholders of the Company. The Board amended and restated the Plan on December 30, 2009 and March 10, 2010 to, among other things, increase the amount of shares authorized for Awards under the Plan from 8,000,000 to 16,000,000 shares of Common Stock, subject to shareholder approval.  The amendment was ratified by shareholders on April __, 2010

7. Term of Award.

The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided that an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary shall have a term of no more than five (5) years from the Grant Date; and provided further that the term may be ten and one-half (10½) years (or a shorter period) in the case of Options granted to Employees in certain jurisdictions outside the United States as determined by the Administrator.

8. Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the Grantee or within the control of others.

(a) Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option or the Shares issued upon exercise of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

i. In the case of an Incentive Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date; provided however, that in the case of an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.

ii. In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.

iii. Notwithstanding the foregoing, at the Administrator's discretion, Conversion Awards may be granted in substitution or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution or conversion.

(c) Vesting Period and Exercise Dates. Options granted under this Plan shall vest or be exercisable at such time and in such installments during the period prior to the expiration of the Option's term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued employment, the passage of time or such performance requirements as deemed appropriate by the Administrator, or to grant fully vested Options. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Option.

(d) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

i. cash;

ii. check or wire transfer (denominated in U.S. Dollars);

iii. subject to the Company's discretion to refuse for any reason and at any time to accept such consideration and subject to any conditions or limitations established by the Administrator, other Shares held by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

iv. consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;

v. cashless "net exercise" arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price; provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the exercise price not satisfied by such reduction in the number of whole Shares to be issued;

vi. such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

vii. any combination of the foregoing methods of payment.

(e) Effect of Termination on Options

i. Generally. Unless otherwise provided for by the Administrator and except as provided in Section 26 (Non-Employee Director Option Grant), upon an Grantee's Termination of Employment other than as a result of circumstances described in Sections 8(e)(ii), (iii) and (iv) below, all outstanding Options granted to such Grantee that were vested and exercisable as of the date of the Grantee's Termination of Employment may be exercised by the Grantee until the earlier of (A) three (3) months following Grantee's Termination of Employment or (B) the expiration of the term of such Option; provided, however, that the Administrator may in the Option Agreement specify a period of time (but not beyond the expiration date of the Option) following Termination of Employment during which the Grantee may exercise the Option as to Shares that were vested and exercisable as of the date of Termination of Employment. To the extent such a period following Termination of Employment is specified, the Option shall automatically terminate at the end of such period to the extent the Grantee has not exercised it within such period.

ii. Disability of Grantee. Unless otherwise provided for by the Administrator and except as provided in Section 26 (Non-Employee Director Option Grant), upon an Grantee's Termination of Employment as a result of the Grantee's disability, including Total and Permanent Disability, all outstanding Options granted to such Grantee that were vested and exercisable as of the date of the Grantee's Termination of Employment may be exercised by the Grantee until the earlier of (A) six (6) months following Grantee's Termination of Employment as a result of Grantee's disability, including Total and Permanent Disability or (B) the expiration of the term of such Option. If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

iii. Death of Grantee. Unless otherwise provided for by the Administrator, upon an Grantee's Termination of Employment as a result of the Grantee's death, all outstanding Options granted to such Grantee that were vested and exercisable as of the date of the Grantee's death may be exercised until the earlier of (A) twelve (12) months following the Grantee's death or (B) the expiration of the term of such Option. If an Option is held by the Grantee when he or she dies, such Option may be exercised, to the extent the Option is vested and exercisable, by the beneficiary designated by the Grantee (as provided in Section 16 of the Plan), the executor or administrator of the Grantee's estate or, if none, by the person(s) entitled to exercise the Option under the Grantee's will or the laws of descent or distribution; provided that the Company need not accept exercise of an Option by such beneficiary, executor or administrator unless the Company has satisfactory evidence of such person's authority to act as such. If the Option is not so exercised within the time specified, such Option (to the extent not exercised) shall automatically terminate. The Grantee's service shall be deemed to have terminated on account of death if the Grantee dies within three (3) months (or such longer period as determined by the Administrator, in its discretion) after the Grantee's Termination of Employment.

iv. Termination for Cause. The Administrator has the authority to cause all outstanding Awards held by an Grantee to terminate immediately in their entirety (including as to vested Options) upon first notification to the Grantee of the Grantee's Termination of Employment for Cause. If an Grantee's employment or consulting relationship with the Company is suspended pending an investigation of whether the Grantee shall be terminated for Cause, the Administrator has the authority to cause all the Grantee's rights under all outstanding Awards to be suspended during the investigation period in which event the Grantee shall have no right to exercise any outstanding Awards.

v. Other Terminations of Employment. The Administrator may provide in the applicable Option Agreement for different treatment of Options upon Termination of Employment of the Grantee than that specified above.

vi. Extension of Exercise Period. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following an Grantee's Termination of Employment from the periods set forth in Sections 8(e)(i),(ii) and (iii) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

vii. Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than a termination for Cause, if a sale within the applicable time periods set forth in Section 8(e) above or in the Option Agreement is prevented by Section 18 below, the Option shall remain exercisable until thirty (30) days after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Option expiration date.

viii. Extension if Subject to Section 16(b). Notwithstanding the foregoing, other than a termination for Cause, if a sale within the applicable time periods set forth in Section 8(e) above or in the Option Agreement would subject the Grantee to a suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of shares by the Grantee would no longer be subject to suit, (ii) the one hundred ninetieth (190th) day after Grantee's Termination of Employment, or (iii) the Option expiration date.

(f) Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave that is not a leave required to be provided to the Grantee under Applicable Law. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Grantee's returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Grantee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

9. Incentive Stock Option Limitations/Terms.

(a) Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

(b) $100,000 Limitation. Notwithstanding the designation "Incentive Stock Option" in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c) Transferability. An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Grantee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Grantee, may only be exercised by the Grantee. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option. The designation of a beneficiary by an Grantee will not constitute a transfer.

(d) Exercise Price. The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

(e) Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

10. Exercise of Option.

(a) Procedure for Exercise.

i. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Option Agreement.

ii. An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) payment of all applicable withholding taxes (if any).

iii. An Option may not be exercised for a fraction of a Share.

(b) Rights as a Shareholder. The Company shall issue (or cause to be issued) such Shares as administratively practicable after the Option is exercised. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

11. Stock Awards.

(a) Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria (including Qualifying Performance Criteria), if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable or vested, (iv) such terms and conditions on the grant, issuance, vesting, settlement or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b) Restrictions and Performance Criteria. The grant, issuance, retention, settlement or vesting of each Stock Award or the Shares subject thereto may be subject to such performance criteria (including Qualifying Performance Criteria) and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations or completion of service by the Grantee. Unless otherwise permitted in compliance with the requirements of Code Section 162(m) with respect to an Award intended to comply as "performance-based compensation" thereunder, the Committee shall establish the Qualifying Performance Criteria applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period, or (b) the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the applicable Qualifying Performance Criteria remains substantially uncertain.

(c) Forfeiture. Unless otherwise provided for by the Administrator, upon the Grantee's Termination of Employment, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased or earned any Shares, the Company shall have a right to repurchase the unvested Shares at such price and on such terms and conditions as the Administrator determines.

(d) Rights as a Shareholder. Unless otherwise provided by the Administrator in the Award Agreement, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall not be entitled to receive dividend payments or any credit therefor as if he or she was an actual shareholder.

(e) Stock Appreciation Rights.

i. General. Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The Board may grant Stock Appreciation Rights to eligible Participants subject to terms and conditions not inconsistent with this Plan and determined by the Board. The specific terms and conditions applicable to the Participant shall be provided for in the Stock Award Agreement. Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Board shall specify in the Stock Award Agreement.

ii. Exercise of Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, in whole or in part, the Participant shall be entitled to a payment in an amount equal to the excess of the Fair Market Value on the date of exercise of a fixed number of Shares covered by the exercised portion of the Stock Appreciation Right, over the Fair Market Value on the Grant Date of the Shares covered by the exercised portion of the Stock Appreciation Right (or such other amount calculated with respect to Shares subject to the Award as the Board may determine). The amount due to the Participant upon the exercise of a Stock Appreciation Right shall be paid in such form of consideration as determined by the Board and may be in cash, Shares or a combination thereof, over the period or periods specified in the Stock Award Agreement. A Stock Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a Stock Appreciation Right, on an aggregate basis or as to any Participant. A Stock Appreciation Right shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Stock Award Agreement from the person entitled to exercise the Stock Appreciation Right.

iii. Nonassignability of Stock Appreciation Rights. Except as determined by the Administrator, no Stock Appreciation Right shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

12. Cash Awards.

(a) Cash Award. Each Cash Award shall contain provisions regarding (i) the target and maximum amount payable to the Grantee as a Cash Award, (ii) the performance criteria and level of achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Cash Award prior to actual payment, (vi) forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of a Cash Award granted under this Plan for any fiscal year to any Grantee that is intended to satisfy the requirements for "performance based compensation" under Section 162(m) of the Code shall not exceed U.S. $1,000,000.

(b) Performance Criteria. The Administrator shall establish the performance criteria and level of achievement versus these criteria which shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance or personal performance evaluations. The Committee may specify the percentage of the target Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of a Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure established by the Committee based on one or more Qualifying Performance Criteria selected by the Committee and specified in writing not later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period, or (b) the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the applicable Qualifying Performance Criteria remains substantially uncertain.

(c) Timing and Form of Payment. The Administrator shall determine the timing of payment of any Cash Award. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit an Grantee to elect for the payment of any Cash Award to be deferred to a specified date or event. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Grantee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.

(d) Termination of Employment. The Administrator shall have the discretion to determine the effect a Termination of Employment due to (i) disability, (ii) death or (iii) otherwise shall have on any Cash Award.

13. Other Provisions Applicable to Awards.

(a) Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner for value other than by beneficiary designation, will or by the laws of descent or distribution. Subject to Section 9(c), the Administrator may in its discretion make an Award transferable to a Grantee's family member or any other person or entity as it deems appropriate. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b) Qualifying Performance Criteria. For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Administrator in the Award: (i) cash flow; (ii) earnings (including gross margin; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before taxes; and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average shareholders' equity; (vii) total shareholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue or growth in revenue; (xii) income or net income; (xiii) operating income or net operating income, in aggregate or per share; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in shareholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company's or any business unit's strategic plan); (xxiii) improvement in workforce diversity; (xxiv) growth of revenue, operating income or net income; (xxv) efficiency ratio; (xxvi) ratio of nonperforming assets to total assets; and (xxvii) any other similar criteria. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any gains or losses classified as extraordinary or as discontinued operations in the Company's financial statements.

(c) Certification. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

(d) Discretionary Adjustments Pursuant to Section 162(m). Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to "covered employees" within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retainable or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

(e) Tax Withholding Obligation. As a condition of the grant, issuance, vesting, exercise or settlement of an Award granted under the Plan, the Participant shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, issuance, vesting, exercise or settlement of the Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(f) Compliance with Section 409A. Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, "Authority"). Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes "deferred compensation" under Section 409A or any Authority is a "specified employee" (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant's "separation from service" (as defined in Section 409A or any Authority) or, if earlier, the date of the Participant's death.

(g) Deferral of Award Benefits. The Administrator may in its discretion and upon such terms and conditions as it determines appropriate permit one or more Participants whom it selects to (a) defer compensation payable pursuant to the terms of an Award, or (b) defer compensation arising outside the terms of this Plan pursuant to a program that provides for deferred payment in satisfaction of such other compensation amounts through the issuance of one or more Awards. Any such deferral arrangement shall be evidenced by an Award Agreement in such form as the Administrator shall from time to time establish, and no such deferral arrangement shall be a valid and binding obligation unless evidenced by a fully executed Award Agreement, the form of which the Administrator has approved, including through the Administrator's establishing a written program (the "Program") under this Plan to govern the form of Award Agreements participating in such Program. Any such Award Agreement or Program shall specify the treatment of dividends or dividend equivalent rights (if any) that apply to Awards governed thereby, and shall further provide that any elections governing payment of amounts pursuant to such Program shall be in writing, shall be delivered to the Company or its agent in a form and manner that complies with Code Section 409A or any Authority, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution in a manner that complies with Code Section 409A or any Authority.

14. Adjustments upon Changes in Capitalization, Dissolution, or Change In Control

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan, but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, the price per Share subject to each such outstanding Award and the share limit set forth in Section 3, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, payment of a dividend or distribution in a form other than stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of the shares of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or the Shares subject thereto issued to the Grantee and unless otherwise determined by the Administrator, an Award will terminate immediately prior to the consummation of such proposed transaction.

(c) Change in Control. In the event there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment (including to the number and type of Shares and exercise or purchase price applicable) to, each outstanding Award; (ii) accelerate the vesting of Options and terminate any restrictions on Stock Awards; or (iii) provide for termination of Awards as a result of the Change in Control on such terms and conditions as it deems appropriate, including providing for the cancellation of Awards for a cash or other payment to the Participant.

For purposes of this Section 14(c), an Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Change in Control, as the case may be, each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (after giving effect to any adjustments in the number of Shares covered by the Award as provided for in Section 14(a)); provided that if such consideration received in the transaction is not solely common stock of the successor corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Award to be solely common stock of the successor corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction. The treatment of Cash Awards in a transaction governed by this Section 14(c) shall be governed by the applicable Award Agreement.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the shareholders of the Company in the manner and to the extent required by Applicable Law. To the extent required to comply with Section 162(m), the Company shall seek re-approval of the Plan from time to time by the shareholders. In addition, without limiting the foregoing, unless approved by the shareholders of the Company, no such amendment shall be made that would:

i. materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 14 of the Plan; or

ii. change the class of persons eligible to receive Awards under the Plan.

Notwithstanding the above, the Administrator may issue conditional Award Agreements subject to approval of the shareholders of the Company in the manner and to the extent required by Applicable Law.

(b) Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided further that the Administrator may amend an outstanding Award in order to conform it to the Administrator's intent (in its sole discretion) that such Award not be subject to Code Section 409A(a)(1)(B). Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c) Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock, stock options or cash bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The value of Awards granted pursuant to the Plan will not be included as compensation, earnings, salaries or other similar terms used when calculating an Grantee's benefits under any employee benefit plan sponsored by the Company or any Subsidiary except as such plan otherwise expressly provides.

16. Designation of Beneficiary.

(a) A Grantee may file a written designation of a beneficiary who is to receive the Grantee's rights pursuant to Grantee's Award or the Grantee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Grantee has completed a designation of beneficiary while employed with the Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Grantee to the extent enforceable under Applicable Law.

(b) Such designation of beneficiary may be changed by the Grantee at any time by written notice. In the event of the death of an Grantee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Grantee's death, the Company shall allow the executor or administrator of the estate of the Grantee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Grantee to exercise the Award to the extent permissible under Applicable Law or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

17. No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Grantee the right to continue in the employ or service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee, Consultant or Grantee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

18. Legal Compliance.

Subject to Section 22, Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

19. Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

21. Governing Law; Interpretation of Plan and Awards.

(a) To the extent not otherwise governed by mandatory provisions of the Code, the securities laws of the United States, or the Employee Retirement Income Security Act of 1974, this Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of New York.

(b) In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d) The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(e) All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. Subject to the claims procedure set forth in Section 25, if the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator's decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator's decision, and the Grantee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

(f) Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator. The arbitrator shall be selected from amongst those members of the Board who are neither Administrators nor Employees. If there are no such members of the Board, the arbitrator shall be selected by the Board. The arbitrator shall be an individual who is an attorney licensed to practice law in the State of New York. Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association. Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive. The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

22. Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Grantee or any other persons as to:

(a) The Non-Issuance of Shares. The non-issuance or sale of Shares (including under Section 18 above) as to which the Company has been unable, or the Arbitration deems it infeasible, to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b) Tax Consequences. Any tax consequence realized by any Participant, Employee, Grantee or other person due to the receipt, vesting, exercise or settlement of any Option or other Award granted hereunder or due to the transfer of any Shares issued hereunder. The Participant is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Participant in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Participant. In particular, Awards issued under the Plan may be characterized by the Internal Revenue Service (the "IRS") as "deferred compensation" under the Code resulting in additional taxes, including in some cases interest and penalties. In the event the IRS determines that an Award constitutes deferred compensation under the Code or challenges any good faith characterization made by the Company or any other party of the tax treatment applicable to an Award, the Participant will be responsible for the additional taxes, and interest and penalties, if any, that are determined to apply if such challenge succeeds, and the Company will not reimburse the Participant for the amount of any additional taxes, penalties or interest that result.

(c) Forfeiture. The requirement that Participant forfeit an Award, or the benefits received or to be received under an Award, pursuant to any Applicable Law.

23. Indemnification.

In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company or an Affiliate, members of the Board and any officers or employees of the Company or an Affiliate to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in any such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

24. Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Grantees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

25. Claims Procedure.

(a) In the event the Company fails to make any payments under the Plan as agreed, to obtain payment under the Plan, the Participant must file a written claim with the Company on such forms as shall be furnished to him by the Company.  If a claim for payment is denied by the Company, in whole or in part, the Company shall provide adequate notice in writing to the Participant within ninety (90) days after receipt of the claim unless special circumstances require an extension of time for processing the claim.  If such an extension of time for processing is required, written notice indicating the special circumstances and the date by which a final decision is expected to be rendered shall be furnished to the Participant. In no event shall the period of extension exceed one hundred eighty (180) days after receipt of the claim.  The notice of denial of the claim shall set forth (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent provisions of the Agreement on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (iv) a statement that any appeal of the denial must be made by giving to the Company, within sixty (60) days after receipt of the notice of the denial, written notice of such appeal, such notice to include a full description of the pertinent issues and basis of the claim.  The Participant may review pertinent documents and submit issues and comments in writing to the Company.  If the Participant fails to appeal such action to the Company in writing within the prescribed period of time, the Company's adverse determination shall be final, binding and conclusive.

(b) If the Participant appeals the denial of a claim for payment within the appropriate time, the Participant must submit the notice of appeal and all relevant materials to the Administrator.  The Administrator may hold a hearing or otherwise ascertain such facts as it deems necessary and shall render a decision which shall be binding upon both parties.  The decision of the Administrator shall be made within sixty (60) days after the receipt of the notice of appeal, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the request for review.  If such an extension of time is required, written notice of the extension shall be furnished to the Participant prior to the commencement of the extension.  The decision of the Administrator shall be in writing, shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the provisions of the Plan on which the decision is based and shall be promptly furnished to the Participant.

26.   Non-Employee Director Option Grant.

The provisions of this Section 26 shall apply only to certain grants of Options to Non-Employee Directors, as provided below.  Except as set forth in this Section 26 the other provisions of the Plan shall apply to grants of Options to Non-Employee Directors to the extent not inconsistent with this Section.  For purposes of interpreting Section 8 of the Plan and this Section 26, a Non-Employee Director’s service as a member of the Board or the board of directors of any Subsidiary shall be deemed to be employment with the Company.

(a)           General.  Non-Employee Directors shall receive Nonqualified Stock Options in accordance with this Section 26.

(b)           Initial Grants of Options.  A Non-Employee Director who first becomes a Non-Employee Director shall receive a pro-rata amount (based on projected partial or whole months of service to the following Non-Employee Director Grant Date) of a Non-Employee Director Annual Grant on his date of appointment as a Non-Employee Director.

(c)           Annual Grants Of Options.  On each Non-Employee Director Grant Date, each Non-Employee Director shall receive a Non-Employee Director Annual Grant.  The Options granted under this paragraph shall be granted without action by the Committee.

(d)           Vesting of Options.  Options granted under this Section 26 shall be fully vested on the date of grant.

(e)           Duration.  Each Option granted to a Non-Employee Director shall expire on the first to occur of (i) the tenth anniversary of the date of grant of the Option and (ii) the first anniversary of the Non-Employee Director’s termination of service as a member of the Board, other than termination for Cause, and in such event Section 8(e)(iv) shall apply.

WindTamer Corporation

Appendix C

*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

WINDTAMER CORPORATION

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 05, 2010
Date: April 28, 2010 **Time:** 10:30 AM EST
Location: Valley Oak Event Center
4242 Lakeville Rd
Geneseo, NY 14454

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

BARCODE

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000050116_1 R2.09.05.010

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement   2. Annual Report

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: *www.proxyvote.com*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will **NOT** be forwarded to your investment advisor. Please make the request as instructed above on or before **April 14, 2010** to facilitate timely delivery.

— How To Vote —

Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy*." To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000050116_2   R2.09.05.010

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

1 Steven DiNunzio

2 Pierre Leignadier

3 Dov Schwell

4 William A. Schmitz

5 John P. Blake

The Board of Directors recommends you vote FOR the following proposal(s):

BARCODE

→ 0000 0000 0000

Broadridge Internal Use Only
xxxxxxxxxx
xxxxxxxxxx
Cusip
Job #
Envelope #
Sequence #
of # Sequence

0000050116_3 R2.09.05.010

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000050116_4 R2.09.05.010

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
of # Sequence

WINDTAMER CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
WEDNESDAY April 28, 2010

PROXY

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Annual Report, Notice of Meeting, Proxy Statement and proxy card are available at:
www.windtamerturbines.com/2010annualmeeting

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of WindTamer Corporation (the "Company") hereby appoints Gerald Brock and William Schmitz, and each, as attorney and agent with full power of substitution, to vote as proxy all the shares of Common Stock of the Company the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of said Company to be held on April 28, 2010 and at any adjournment(s) thereof, hereby revoking any proxy heretofore given, in the manner indicated on the reverse hereof and in their discretion on such other matters as may properly come before said meeting or any adjournments thereof.

To vote by mail, please sign and date the card on the reverse side and return promptly by mail in the enclosed, postage pre-paid envelope.

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage paid envelope provided. Specific choices may be made on the reverse side.

Dated _______________________________, 2010

____________________________________
Signature

___________________________________
Signature if held jointly

When signing as Executor, Administrator,
Trustee or the like, please give full title.

This proxy will be voted as directed, or if no direction is indicated, will be voted FOR all nominees and FOR Proposals 2, and 3. Any proxy which is executed in such a manner as not to withhold authority to vote for the election of any director nominee, shall be deemed to grant such authority.  The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, and 3.

☒  Please mark your vote as in this example.

(1) Election of Directors (except as specified below)	FOR ALL ☐ nominees listed below	WITHHOLD AUTHORITY TO VOTE FOR ☐ all nominees listed below	EXCEPTIONS ☐

Class I Nominees — Three Year Term Expiring in the Year 2013
Steven DiNunzio
Pierre Leignadier
Dov Schwell

Class II Nominee — One Year Term Expiring in the Year 2011
William A. Schmitz

Class III Nominee — Two Year Term Expiring in the Year 2012
John P. Blake

Instructions: To withhold vote for any individual nominee, or class of nominees, mark the “Exceptions” box and write that nominee’s name(s), or the class  in the space provided below.

_________________________
(2)Proposal to amend and restate the Company's 2008 Equity Incentive Plan to, among other things, increase the number of shares authorized for issuance from 8,000,000 to 16,000,000.

FOR   ☐                   AGAINST   ☐                                        ABSTAIN   ☐

(3) Proposal to ratify selection of EFP Rotenberg, LLP as the independent registered public accounting firm for the Company

FOR   ☐                     AGAINST   ☐                                        ABSTAIN   ☐

 (Sign and date on reverse side)

WINDTAMER CORPORATION - ANNUAL MEETING – April 28, 2010

THANK YOU FOR VOTING